T3 MOTION, INC.

AMENDMENT AND WAIVER AGREEMENT

THIS AMENDMENT AND WAIVER AGREEMENT (this “Amendment”) to (i) the Securities Purchase Agreement (the “Purchase Agreement”) dated as of November 26, 2012, by and between T3 Motion, Inc., a Delaware corporation (the “Company”) and the Purchasers, (ii) the Security Agreement (“Security Agreement”) dated as of November 26, 2012, (iii) each of the Subsidiary Guarantees dated as of November 26, 2012 (the “Subsidiary Guarantees”) and (iv) each of the Senior Secured Convertible Debentures due November 27, 2013, (the “Debentures”) is dated as of March 4, 2013, between the Company and the Purchasers. Capitalized terms used, but not defined, herein, shall have the meanings ascribed to such terms in the Purchase Agreement, as amended by this Amendment.

RECITALS

WHEREAS, the Company and the Purchasers are parties to the Transaction Documents;

WHEREAS, the Company has negotiated the terms of a factoring agreement (the “Factoring Transaction”) with certain Second Closing Purchasers (“Factor”);

WHEREAS, as a condition to entering into the Factoring Transaction, Factor is requiring that the priority of payment set forth in the Security Agreement provide the Factor with priority payment rights to any proceeds from the sale of Collateral (as defined in the Security Agreement) subject to a security interest in the Factoring Transaction;

WHEREAS, the Company desires to issue and sell to certain Purchasers (the “Second Closing Purchasers”), and the Second Closing Purchasers, severally and not jointly, desire to purchase from the Company in a second closing (the “Second Closing”), additional Debentures in the aggregate principal amount of up to $646,750 (the “Additional Debentures”) and additional Warrants (the “Additional Warrants”) on substantially the same terms, prices and conditions as those set forth in the Debentures and Warrants issued pursuant to the Purchase Agreement; and

WHEREAS, the Company and the Purchasers desire to amend and/or waive certain provisions of the Purchase Agreement, the Security Agreement, the Subsidiary Guarantees and the Debentures to provide for, among other things, the Factoring Transaction and the Second Closing.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.          Amendments to Purchase Agreement.

(a)          Closing Dates. The definition of “Closing Dates” in Section 1 of the Purchase Agreement is hereby deleted in its entirety and the following new definition shall be substituted in lieu thereof:

"Closing Dates" means, collectively, the dates of the First Closing, the Second Closing and the Subsequent Closing(s).

(b)          Debentures. The definition of “Debentures” in Section 1 of the Purchase Agreement is hereby deleted in its entirety and the following new definition shall be substituted in lieu thereof:

“Debentures” means (i) the Senior Secured Convertible Debentures due, subject to the terms therein, 12 months from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto and (ii) the Additional Debentures, as applicable.

(c)          Transaction Documents. The definition of “Transaction Documents” in Section 1 of the Purchase Agreement is hereby deleted in its entirety and the following new definition shall be substituted in lieu thereof:

"Transaction Documents" means, this Agreement, the Debentures, the Additional Debentures, the Warrants, the Additional Warrants, the Security Agreement, the Subsidiary Guarantees, the Escrow Agreement, the Lock-Up Agreement, the Voting Agreement, the Amendment Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

(d)          Warrants. The definition of “Warrants” in Section 1 of the Purchase Agreement is hereby deleted in its entirety and the following new definition shall be substituted in lieu thereof:

“Warrants” means (i) the Common Stock purchase warrants delivered to the Purchasers at the applicable Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to five years, in the form of Exhibit C attached hereto and (ii) the Additional Warrants, as applicable.

(e)          Second Closing. Section 1 of the Purchase Agreement is hereby amended to add the following definition:

“Second Closing” shall have the meaning ascribed to such term in the Amendment Agreement.

(f)          Amendment Agreement. Section 1 of the Purchase Agreement is hereby amended to add the following definition:

“Amendment Agreement” means the Amendment and Waiver Agreement to this Agreement, the Security Agreement, the Subsidiary Guarantees and the Debentures dated as of March [●], 2013, between the Company and the Purchasers.

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(g)          Additional Debentures. Section 1 of the Purchase Agreement is hereby amended to add the following definition:

“Additional Debentures” shall have the meaning ascribed to such term in the Amendment Agreement.

(h)          Additional Warrants. Section 1 of the Purchase Agreement is hereby amended to add the following definition:

“Additional Warrants” shall have the meaning ascribed to such term in the Amendment Agreement.

(i)          Use of Proceeds. Section 4.9 of the Purchase Agreement is hereby deleted in its entirety and the following new Section 4.9 shall be substituted in lieu thereof:

Except as set forth on Schedule 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

(j)          Signature Page. The signature pages to the Purchase Agreement held by the Second Closing Purchasers shall be substituted with the signature page in the form attached as Exhibit A hereto.

2.          Amendments to Security Agreement.

(a)          Preamble. The preamble to the Security Agreement is hereby deleted in its entirety and the following new preamble shall be substituted in lieu thereof:

This SECURITY AGREEMENT, dated as of November 26, 2012 (this “Agreement”), is among T3 Motion, Inc., a Delaware corporation (the “Company”), all of the Subsidiaries of the Company (such subsidiaries, the “Guarantors” and together with the Company, the “Debtors”) and the holders of the Company’s Senior Secured Convertible Debentures due November 27, 2013, in the aggregate principal amount of $5,000,000.00 (each such Debenture being pari passu with all other Debentures for purposes of the application of proceeds pursuant to Section 9 of this Agreement) (collectively, the “Debentures”) signatory hereto, their endorsees, transferees and assigns (collectively, the “Secured Parties”).

3.          Amendments to Debentures.

(a)          Permitted Indebtedness. The definition of “Permitted Indebtedness” in Section 1 of each of the Debentures is hereby deleted in its entirety and the following new definition shall be substituted in lieu thereof:

“Permitted Indebtedness” means (a) the indebtedness evidenced by the Debentures, (b) the Indebtedness existing on the Original Issue Date and set forth on Schedule 3.1(aa) attached to the Purchase Agreement, (c) lease obligations and purchase money indebtedness of up to $150,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets and (d) the Factoring Transaction.

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4.          Waivers.

(a)          Purchase Agreement Waiver. Solely with respect to the Second Closing, each Purchaser hereby waives any rights that it may have under Sections 2.2 (Deliveries), 4.12 (Participation in Future Financing), 4.13(b) (Subsequent Equity Sales), 4.14 (Equal Treatment of Purchasers) and 4.17 (Most Favored Nation Provision) of the Purchase Agreement, including the notice provisions thereof.

(b)          Subsidiary Guarantees Waiver. Solely with respect to the Second Closing and the Factoring Transaction, each Purchaser hereby waives any rights it may have under Sections 4(b)(i) and 4(b)(ii) of each of the Subsidiary Guarantees, including the notice provisions thereof.

(c)          Debenture Waiver. Solely with respect to the Second Closing and the Factoring Transaction, each Purchaser hereby waives any rights that it may have under Sections 7(a), 7(b) and 7(k) of each of the Debentures, including the notice provisions thereof.

5.          Second Closing. On the date of the Second Closing, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Amendment by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $646,750 in principal amount of the Additional Debentures and Additional Warrants. At the Second Closing, each Second Closing Purchaser shall deliver to the Escrow Agent, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Second Closing Subscription Amount as set forth on the signature page for such Second Closing executed by such Second Closing Purchaser, and the Company shall deliver to each Second Closing Purchaser its respective Additional Debenture and Additional Warrant. Upon satisfaction of the conditions set forth in Section 6, the Second Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree.

6.          Second Closing Conditions.

(a)          The obligations of the Company to effect the amendments set forth in Sections 1, 2 and 3 of this Amendment and to consummate the Second Closing pursuant to Section 5 of this Amendment are subject to each of the following conditions being met:

(i)          The Second Closing Purchaser’s shall have delivered their respective Second Closing Subscription Amount as to the Second Closing by wire transfer;

(ii)          the accuracy in all material respects on such Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

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(iii)          The Second Closing Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Amendment that are required to be performed or complied with by them on or before the Second Closing.

(b)          The respective obligations of the Second Closing Purchasers hereunder in connection with the Second Closing are subject to each of the following conditions being met:

(i)          the delivery by the Company of the Additional Debentures and Additional Warrants;

(ii)          the accuracy in all material respects when made and on such Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(iii)          all obligations, covenants and agreements of the Company required to be performed at or prior to the Second Closing Date shall have been performed;

(iv)          there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)          from the date hereof to the Second Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market and, at any time prior to such Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Second Closing Date.

8.          Event of Default. Each Purchaser hereby agrees that neither the Company’s entry into this Agreement nor the Factoring Transaction shall constitute an Event of Default, as such term is defined in each of the Debentures.

9.          Public Disclosure. The Company shall, on or before 9:30 am ET on the Trading Day following the date hereof, issue a Current Report on Form 8-K, reasonably acceptable to the Purchasers, disclosing the material terms of the transactions contemplated hereby, and shall attach this Amendment thereto. The Company shall consult with the Purchasers in issuing any other press releases with respect to the transactions contemplated hereby.

10.          Expenses. At the Second Closing, the Company agrees to reimburse Alpha Capital Anstalt (“Alpha”) for its legal fees and expenses, up to a maximum of $10,000.00. Except as set forth in the foregoing sentence, each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Amendment.

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11.          Ratification. Except as expressly amended hereby, all of the terms, provisions and conditions of each of the Purchase Agreement, the Security Agreement, the Subsidiary Guarantees and the Debentures are hereby ratified and confirmed in all respects by each party hereto and, except as expressly amended hereby, are, and hereafter shall continue, in full force and effect.

12.          Entire Agreement. This Amendment, the Purchase Agreement, the Security Agreement, the Subsidiary Guarantees and the Debentures, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, both written and oral, between the parties with respect thereto.

13.          Conflicting Terms. In the event of any inconsistency or conflict between the Purchase Agreement, the Security Agreement, the Subsidiary Guarantees or the Debentures and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

14.          Amendments. No amendment, supplement, modification or waiver of this Amendment shall be binding unless executed in writing by the Company and the Purchasers holding at least 51% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

15.          Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Each party shall be entitled to rely on a facsimile signature of any other party hereunder as if it were an original.

16.          Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.

17.          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment and Waiver Agreement on the day and year first above written.

T3 MOTION, INC.

By:
Name:
Title:

Signature Page to Amendment and Waiver Agreement

IN WITNESS WHEREOF, IN WITNESS WHEREOF, the parties have executed this Amendment and Waiver Agreement on the day and year first above written.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice of Purchaser:

Signature Page to Amendment and Waiver Agreement

Exhibit A

Second Closing Signature Page

[PURCHASER SIGNATURE PAGES TO TTTM SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ___________________________________________________________________________

Signature of Authorized Signatory of Purchaser: _____________________________________________________

Name of Authorized Signatory: _______________________________________________________________________

Title of Authorized Signatory: ________________________________________________________________________

Email Address of Authorized Signatory: ________________________________________________________________

Facsimile Number of Authorized Signatory: _____________________________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: ____________________

First Closing Subscription Amount: _______________________

Second Closing Subscription Amount: _______________________

Aggregate Subsequent Closing Subscription Amounts: _____________________

First Closing Warrant Shares: ________________________

Second Closing Warrant Shares: _______________________

Aggregate Subsequent Warrant Shares: _______________________

EIN Number: ______________________________